UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 24, 2012

FIRST FINANCIAL BANKSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Texas	0-7674	75-0944023
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Pine Street, Abilene, Texas 79601

(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number (325) 627-7155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13 e-4 (c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On January 24, 2012, the Board of Directors (the “Board”) of First Financial Bankshares, Inc. (the “Company”) amended and restated the Company’s bylaws (the “Bylaws”). The Board amended the Bylaws in order to update the Bylaws to comply with recent changes in Texas corporate law and making certain other amendments that the Board determined were necessary or otherwise in the best interests of the Company and its shareholders. The foregoing summary is qualified by reference to the full text of the amended and restated bylaws of the Company attached hereto as an exhibit to this Form 8-K, which is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1 Amended and Restated Bylaws, dated January 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANKSHARES, INC.
(Registrant)

DATE: January 24, 2012	By:	/s/ F. Scott Dueser
F. SCOTT DUESER
President and Chief Executive Officer